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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                              Cisco Systems, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                              CISCO SYSTEMS, INC.

                                 SUPPLEMENT TO
                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 10, 1999

     The following supplements and amends Proposal No. 3 (Approval of Amendment to Bylaws) described on page 14 of the Proxy Statement of Cisco Systems, Inc. for the Annual Meeting of Shareholders to be held on November 10, 1999:

     In connection with the proposed increase of the authorized number of directors to a maximum of fifteen (15), the minimum number of directors must be increased from seven (7) to eight (8) in compliance with California law. Accordingly, if Proposal No.3 is approved, Section 2 of Article III of the Bylaws would be amended to read as follows:

          "Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The number of authorized directors shall not be less than eight (8) nor more than fifteen
     (15), with the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or shareholders in accordance with the Company's Bylaws."

     Except as supplemented and amended as described above, Proposal No. 3 is as set forth in the Proxy Statement.

     This Supplement is being mailed to the Company's shareholders on or about October 19, 1999.


                                          Larry R. Carter
                                          Secretary

San Jose, California
October 19, 1999

                                                                     1028-LTR-99